InvestEd Portfolios

Supplement dated January 2, 2013 to the

InvestEd Portfolios Prospectus

dated April 30, 2012

and as supplemented June 4, 2012 and August 1, 2012

The following is added as a bullet point following the last bullet point of the “Your Account — Ivy Funds InvestEd 529 Plan — Sales Charge Waivers for Certain Investors” section on page 39 of the InvestEd Portfolios Prospectus:

■

Sales representatives and employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with Legend Group Holdings LLC and its subsidiaries.

Supplement	Prospectus	1